Exhibit 23.2

February 16, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation in this Amendment No.1 to the Registration Statement on Form S-1, dated February 16, 2021, of our report dated April 26, 2019 relating to Trupet LLC’s financial statements for the years ended December 31, 2018 and 2017.

We also consent to the reference to us under the caption “Experts” constituting a part of this Amendment No.1 to the Registration Statement on Form S-1, dated February 16, 2021.

Signed:

Chartered Professional Accountants
Licensed Public Accountants

Toronto, Ontario

February 16, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation in this Amendment No.1 to the Registration Statement on Form S-1, dated February 16, 2021, of our report dated April 9, 2019 relating to Bona Vida, Inc’s financial statements for the period from the date of incorporation, March 29, 2018 to December 31, 2018.

We also consent to the reference to us under the caption “Experts” constituting a part of this Amendment No.1 to the Registration Statement on Form S-1, dated February 16, 2021.

Signed:

Chartered Professional Accountants
Licensed Public Accountants

Toronto, Ontario